UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2021

SALONA GLOBAL MEDICAL DEVICE CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	333-255642	Not Applicable
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number	Identification Number)

3330 Caminito Daniella, Del Mar, California	92014
(Address of principal executive office)	Zip Code

Registrant's telephone number, including area code): 1-800-760-6826

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

[  ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2021, Salona Global Medical Device Corporation (the "Company") entered into  a Membership Interest Purchase and Contribution Agreement (the "Purchase Agreement") and related agreements (the "Agreements") by and among the Company, Inspira Financial Company, a Washington corporation and a wholly-owned subsidiary of the Company ("Inspira"), Simbex Parent Acquisition I Corp., a Delaware corporation and wholly-owned subsidiary of Inspira ("Buyer Parent"), Simbex Acquisition I Corp., a Delaware corporation and wholly-owned subsidiary of Buyer Parent, ("Buyer" and together with Parent, Buyer Parent, and Inspira, the "Buyer Parties"), Simbex, LLC, a Delaware limited liability company ("Simbex"), and the equity holders of Simbex (collectively, the "Sellers").

Pursuant to the Agreements the Buyer and Buyer Parent purchased from the Sellers 100% of the membership interests of Simbex in consideration for (i) an initial cash payment of US$3,500,000, and (ii) a contingent earnout payment payable in January 2023 of up to US$3,500,000 in cash and up to 6,383,954 common shares of the Company. In order for the Sellers to receive the full amount of the cash portion of the earnout consideration, Simbex' EBITDA for 2022 must be in excess of US$641,025. In order for the Sellers to receive the full amount of the equity portion of the earnout consideration, Simbex' EBITDA for 2022 must be in excess of US$1,400,000.  The equity portion of the earnout consideration will be satisfied by the issuance to the Sellers of restricted shares of common stock of Buyer Parent, which shares will be exchangeable for Class A common shares of the Company (the "Class A Shares"). The Class A shares are exchangeable for common shares of the Company only so long as the holder has no more than 500,000 common shares at any one time.

The Purchase Agreement contains customary representations, warranties and covenants of the Buyer Parties and the Seller Parties.  The Purchase Agreement also contained indemnification provisions pursuant to which the Sellers agreed to indemnify the Buyer Parties against certain losses, subject to the limitations set forth therein, including losses related to breaches of representations, warranties and covenants as well as for certain other specified matters, subject to certain limitations set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete, is solely intended as a summary of the material terms of the Purchase Agreement and qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Purchase Agreement is included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about Simbex or the Company or any of their respective businesses, subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (a) were made by the parties thereto only for purposes of that agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Purchase Agreement; (c) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (d) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Simbex, the Company or any of their respective subsidiaries or affiliates.  Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.  The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 30, 2021, the Buyers acquired 100% of the membership interests of Simbex  The information reported I Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item.

Item 7.01 Regulation FD Disclosure.

On September 30, 2021, the Company issued a press release announcing the execution of the Purchase Agreement and the acquisition of Simbex.  The press release is furnished (filed) as Exhibit 99.1 to this Current Report on Form 8-K (and is incorporated by reference herein).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liabilities under that section, (and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act), except as shall be expressly set forth by specific reference in any such filing. This Current Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Membership Interest Purchase and Contribution Agreement, dated as of September 30, 2021, by and among Salona Global Medical Device Corporation, Inspira Financial Company, Simbex Parent Acquisition I Corp., Simbex Acquisition I Corp., Simbex, LLC, Richard Greenwald, and the additional equity holders referenced therein.*

99.1	Press Release of Salona Global Medical Device Corporation dated September 30, 2021.

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* Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: October 6, 2021	By: /s/ Leslie Cross
Name: Leslie Cross
Title: Chairman of the Board and Interim Chief Executive Officer